EXHIBIT 10.31

                            STOCK PURCHASE AGREEMENT

                            dated as of May 22, 1997,

                                  by and among

                                ROBERT A. ZUMMO,

                               FRANCIS X. SUOZZI,

                             VALENTEC INTERNATIONAL
                    CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

                                       and

                      SAFETY COMPONENTS INTERNATIONAL, INC.




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                                TABLE OF CONTENTS
                                                                           Page

1.       Definitions..........................................................1
         1.1      Defined Terms...............................................1
         1.2      Use of Defined Terms........................................6
         1.3      Accounting Terms............................................6
         1.4      Sections, Exhibits and Schedules............................6
         1.5      Miscellaneous Terms.........................................6

2.       Purchase and Sale....................................................6
         2.1      Purchase and Sale of Stock..................................6
         2.2      The Closing.................................................6

3.       Representations and Warranties of Zummo and Suozzi...................8
         3.1      Organization and Qualification..............................8
         3.2      Capitalization..............................................9
         3.3      Authority Relative to this Agreement........................9
         3.4      Compliance..................................................9
         3.5      Consents...................................................10
         3.6      Company Financial Statements...............................10
         3.7      Absence of Undisclosed Liabilities.........................10
         3.8      Absence of Specified Changes...............................10
         3.9      Taxes......................................................11
         3.10     Insurance..................................................12
         3.11     Contracts..................................................13
         3.12     Real Property..............................................14
         3.13     Environmental Matters......................................14
         3.14     Intellectual Property......................................15
         3.15     Tangible Property..........................................15
         3.16     Employee Benefit Plans.....................................15
         3.17     Labor Matters..............................................17
         3.18     Compliance with Laws.......................................17
         3.19     Licenses and Permits.......................................17
         3.20     Legal Proceedings..........................................17
         3.21     No Brokers.................................................17
         3.22     Investment Representations.................................17
         3.23     Insilco Obligations........................................18

4.       Representations and Warranties of the Trustee.......................18
         4.1      Status.....................................................18
         4.2      Authority Relative to this Agreement.......................18
         4.3      Compliance.................................................18
         4.4      Ownership of the Stock.....................................18
         4.5      Consents...................................................19
         4.6      Compliance with Laws.......................................19
         4.7      Legal Proceedings..........................................19
         4.8      Investment Representations.................................19
         4.9      Acknowledgment as to Information...........................19
         4.10     Experience of Trustee......................................20
         4.11     No Brokers.................................................20

5.       Representations and Warranties of the Purchaser.....................20
         5.1      Organization and Qualification.............................20
         5.2      Capitalization.............................................20
         5.3      Authority Relative to this Agreement.......................21
         5.4      Compliance.................................................21
         5.5      Consents...................................................21
         5.6      No Brokers.................................................21
         5.7      Fairness...................................................21

6.       Covenants and Other Agreements......................................22
         6.1      Consents...................................................22
         6.2      Director and Officer Indemnification.......................22
         6.3      Additional Agreements......................................22

7.       Conditions Precedent to the Purchaser's Obligations.................22
         7.1      Accuracy of Zummo's and Suozzi's Representations and
                     Warranties..............................................22
         7.2      Accuracy of the ESOP's Representations and Warranties......22
         7.3      Performance by Zummo and Suozzi............................23
         7.4      Deliveries by the ESOP at Closing..........................23
         7.5      Deliveries by Zummo and Suozzi at Closing..................23
         7.6      Consents of Zummo and Suozzi...............................23
         7.7      Consents of the ESOP.......................................23
         7.8      Changes in the Business....................................23
         7.9      Opinion of the Sellers' Counsel............................23
         7.10     Absence of Litigation......................................23
         7.11     Proceedings and Documents..................................23
         7.12     Sale of VIL................................................24
         7.13     Pledge Agreement...........................................24
         7.14     Resignations...............................................24
         7.15     Tax-Free Transaction.......................................24

8.       Conditions Precedent to the Sellers' Obligations....................24
         8.1      Accuracy of the Purchaser's Representations and Warranties.24
         8.2      Performance by the Purchaser...............................24
         8.3      Deliveries by the Purchaser at Closing.....................24
         8.4      Consents...................................................24
         8.5      Opinion Regarding Adequacy of Consideration to ESOP........24
         8.6      Changes in the Business....................................25
         8.7      Absence of Litigation......................................25
         8.8      Proceedings and Documents..................................25
         8.9      Intercompany Notes.........................................25
         8.10     Registration Rights Agreement..............................25
         8.11     Insilco Obligations........................................25
         8.12     Tax-Free Transaction.......................................25

9.       Survival of Representations and Warranties; Indemnification.........25
         9.1      Survival of Representations and Warranties.................25
         9.2      Indemnification............................................26

10.      Miscellaneous.......................................................28
         10.1     Publicity..................................................28
         10.2     Headings...................................................28
         10.3     Notices....................................................28
         10.4     Successors and Assigns.....................................30
         10.5     Governing Law..............................................30
         10.6     Entire Agreement...........................................30
         10.7     Counterparts...............................................30
         10.8     Severability...............................................30
         10.9     No Prejudice...............................................30
         10.10    No Third Party Beneficiaries...............................30
         10.11    Amendment and Modification.................................30



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                                    Exhibits



Exhibit A                  Forms of Opinions of the Sellers' Counsel
Exhibit B                  Form of Pledge Agreement
Exhibit C                  Form of Assumption
Exhibit D                  Form of Registration Rights Agreement



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                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into as of May 22, 1997, by and among Robert A. Zummo ("Zummo"), Francis X. Suozzi ("Suozzi"), Valentec International Corporation Employee Stock Ownership Plan (the "ESOP," and together with Zummo and Suozzi, the "Sellers") and Safety Components International, Inc., a Delaware corporation (the "Purchaser").

         WHEREAS, Zummo, Suozzi and the ESOP collectively own 2,160,000 shares (the "Stock") of common stock, $.01 par value per share, of Valentec International Corporation, a Delaware corporation (the "Company"), which Stock constitutes all of the issued and outstanding capital stock of the Company;

         WHEREAS, Valentec International Limited., a United Kingdom corporation ("VIL") is an 88.8% owned subsidiary of the Company;

         WHEREAS, the capital stock of VIL owned by the Company will be acquired by Zummo prior to the Closing (as hereinafter defined) (the "VIL Transaction");

         WHEREAS, the Sellers wish to sell the Stock to the Purchaser, and the Purchaser desires to purchase the Stock from the Sellers, on the terms and subject to the conditions set forth in this Agreement; and

         WHEREAS, this Agreement is intended to constitute an "Agreement and Plan of Reorganization" within the meaning of Treasury Regulation Section 1.368-2(g), and qualify as a tax-free "reorganization" within the meaning of
Section 368 of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder (the "Code").

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:

1.0       Definitions

                1.1 As used herein, the following terms shall have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

                  Affiliate: Any director or officer of a Person and any member of the immediate family of any such director or officer and any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such Person.

                  Agreement: Defined in the prologue of this Agreement.

                  Benefit Plan or Benefit Plans:  Defined in Section 3.16.

                  Business Day: Any day of the year on which banks are not required or authorized to be closed in the State of New York.

                  Citicorp Option: The option of Citicorp USA, Inc. to purchase an aggregate of 10,000 shares of the common stock, $.01 par value per share, of the Purchaser from the Company , which was issued to Citicorp USA, Inc. in connection with a Credit Facility between Citicorp USA, Inc. and the Company, dated as of January 6, 1995.

                  Closing:   Defined in Section 2.2.

                  Closing Date:  Defined in Section 2.2.

                  Code:  Defined in the prologue of this Agreement.

                  Company: Defined in the prologue of this Agreement.

                  Company Financial Statements:  Defined in Section 3.6.

                  Congress Indebtedness: (i) all of the obligations and indebtedness of the Company under or with respect to the Accounts Financing Agreement [Security Agreement] dated April 27, 1993 between the Company and Congress Financial Corporation (Western) and the other Financing Agreements (as defined therein) together with (ii) the Term Note in the original principal amount of $1,200,000, the Limited Continuing Guaranty and Waiver by Zummo and other agreements and documents entered into in connection with such credit facility, each as amended from time to time.

                  Consents: All governmental and third party consents, permits, approvals, orders, authorizations, qualifications, and waivers necessary to be received by a Person for the consummation of the transactions contemplated by this Agreement.

                  Contract: Any contract, agreement, mortgage, deed of trust, bond, indenture, lease, license, note, franchise, certificate, option, warrant, right, instrument or other similar document or agreement, whether written or oral.

                  ERISA: The Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

                  ERISA Affiliate: Any trade or business (whether incorporated or unincorporated) which is a member of a group described in Section 414(b),
(c), (m) or (o) of the Code, of which the Company also is a member.

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                  ERISA Affiliate Title IV Plan:  Defined in Section 3.16.


                  ESOP:  Defined in the prologue of this Agreement.

                  Financial Advisor:  Defined in Section 5.6.

                  GAAP: Generally accepted accounting principles set forth in the opinions and pronouncements of the Financial Accounting Standards Board, applied on a consistent basis and consistent with past practices.

                  Governmental Authority: Any United States or foreign governmental authority, including all agencies, bureaus, commissions, authorities or bodies of the federal government or any state, county, municipal or local government, including any court, judge, justice or magistrate.

                  Insilco:  Insilco Corporation, a Delaware corporation.

                  Insilco Purchase Agreement:  Defined in Section 8.11.

                  Intellectual Property: All registered patents, trademarks, product designations, service marks, copyrights, and applications for any of the foregoing, used, licensed, leased or owned, by a Person which is material to the operations of such Person.

                  Intercompany Notes: The promissory notes of the Company, in the principal amounts of $2,000,000 and $800,000, each payable to VIL.

                  Judgment:    Any   judgment,    writ,    order,    injunction,
determination, award or decree of or by any Governmental Authority.

                  Law: Any statute, ordinance, code, rule, regulation, order or other law enacted, adopted, promulgated, applied or followed by any Governmental Authority.

                  Licenses and Permits: All licenses, permits, certificates, approvals, franchises, registrations, accreditations or authorizations (i) required by Law or (ii) issued to a Person or its Subsidiaries by a Governmental Authority and used in their respective businesses.

                  Lien: Any security agreement, financing statement (whether or not filed), security or other like interest, conditional sale or other title retention agreement, lease or consignment or bailment given for security purposes, lien, mortgage, deed of trust, indenture, pledge, constructive or other trust or attachment.

                  Losses: Defined in Section 9.2(a)(i).

                  Material Adverse Effect: With respect to any Person and its Subsidiaries, any change or effect that is or is reasonable likely (i) to be materially adverse to the business, operations, properties (including intangible properties), condition (financial or otherwise), assets or liabilities of such Person and its Subsidiaries, taken as a whole or (ii) to materially adversely affect the ability of such Person to consummate the transactions contemplated hereby. For purposes of Articles 3, 4 and 7, the term "Material Adverse Effect" shall be deemed to refer solely to the Company. For purposes of Articles 5 and 8, the term "Material Adverse Effect" shall be deemed to refer solely to the Purchaser and its Subsidiaries.


                  Permitted Liens: Any (a) Liens of warehousemen, mechanics, common carriers and landlords arising by operation of law or otherwise, for amounts that are not yet due and payable or which are being diligently contested in good faith by the Company by appropriate proceedings; (b) Liens for taxes, fees, assessments or other governmental charges not yet due and payable or which are being diligently contested in good faith by the Company by appropriate proceedings promptly instituted, provided that in any such case an adequate reserve is being maintained on the books of the Company in accordance with GAAP;
(c) Liens (other than Liens imposed by environmental Laws or by ERISA) on the property of the Company imposed by law, or pledges or deposits required by law pursuant to worker's compensation, unemployment insurance and other social security legislation; (d) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business if, in the aggregate, such items are not substantial in amount and do not constitute and cannot reasonably be expected to result in a Material Adverse Effect; and (e) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a similar nature incurred in the ordinary course of the Company's business.

                  Person: Any individual, trustee, corporation, general or limited partnership, limited liability partnership, limited liability company, joint venture, joint stock company, bank, firm, Governmental Authority, trust, association, organization or unincorporated entity of any kind or nature whatsoever.

                  Plan Administrator: The Plan Administrator appointed pursuant to Section 12.4 of the ESOP.

                  Pledge Agreement: The Pledge Agreement dated as of the Closing Date by and among the Purchaser and Zummo.

                  Purchaser: Defined in the prologue of this Agreement.

                  Purchaser Common Stock: Defined in Section 2.1.

                  Real Property: All realty, fixtures, easements, rights-of-way and other interests (excluding Tangible Property) in real property, buildings, improvements and construction-in-progress.

                  Registration   Rights  Agreement:   The  Registration   Rights
Agreement dated as of the Closing Date by and among, the Purchaser, Zummo, Suozzi and the ESOP.


                  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  Sellers: Defined in the prologue of this Agreement.

                  Stock: Defined in the prologue of this Agreement.

                  Subsidiary: With respect to any Person, any corporation, association or other business entity of which more than fifty percent (50%) of the issued and outstanding stock or equivalent thereof having ordinary voting power is owned or controlled by such Person, by one or more Subsidiaries or by such Person and one or more Subsidiaries or which a Person otherwise has the power to control the management thereof.

                  Suozzi:  Defined in the prologue of this Agreement.

                  Tangible Property: All material cash, furnishings, machinery, equipment, computer systems and software, supplies, inventories, vehicles, books and records and other material tangible personal property and facilities of any nature owned, leased, used or held for use, directly or indirectly, by or on behalf of a Person.

                  Taxes: All foreign, federal, state, county, local, municipal and other taxes, levies, impositions, deductions, charges and withholdings, including income, sales and use taxes, and shall include any interest, penalties or additions thereto.

                  Tax Returns: All returns, declarations and reports filed with a taxing authority and all information returns and statements of any kind or nature whatsoever filed with a taxing authority.

                  To the knowledge of Zummo and Suozzi: Defined in Section 3.1.

                  Trust:  The trust established by the Trust Agreement.

                  Trustee: W. Hardy Myers, as trustee under the Trust Agreement for the ESOP.

                  Trust Agreement: Agreement entitled Valentec International Corporation Employee Stock Ownership Trust, which was entered into effective as of January 1, 1996 between the Company and the Trustee, and all amendments and extensions to or renewals thereof.

                  VIL:  Defined in the prologue of this Agreement.

                  VIL Transaction:  Defined in the prologue of this Agreement.


                  Zummo:  Defined in the prologue of this Agreement.



                1.2 Use of Defined Terms. Any defined term used in the plural shall refer to all members of the relevant class, and any defined term used in the singular shall refer to any one or more of the members of the relevant class. The use of any gender shall be applicable to all genders.

                1.3 Accounting Terms. All accounting terms not otherwise defined in this Agreement shall be construed in conformity with GAAP.

                1.4 Sections, Exhibits and Schedules. References in this Agreement to Sections, Exhibits and Schedules are to Sections, Exhibits and Schedules of and to this Agreement. The Exhibits and Schedules to this Agreement are hereby incorporated herein by this reference as if fully set forth herein.

                1.5 Miscellaneous Terms. The term "or" shall not be exclusive. The terms "herein," "hereof," "hereto," "hereunder" and other terms similar to such terms shall refer to this Agreement as a whole and not merely to the specific article, section, paragraph or clause where such terms may appear. The term "including" shall mean "including, but not limited to."

2.0       Purchase and Sale.

                2.1 Purchase and Sale of Stock. At the Closing and subject to the terms and conditions of this Agreement, each Seller, severally and not jointly, agrees to sell, transfer, convey, assign and deliver to the Purchaser, and the Purchaser agrees to purchase from such Seller, the number of shares of Stock set forth opposite the name of such Seller in Schedule 2.1 annexed hereto, in exchange for the number of shares of common stock, $.01 par value per share ("Purchaser Common Stock"), set forth opposite the name of such Seller in
Schedule 2.1 annexed hereto.

                2.2 The Closing. (a) Subject to the terms and conditions of this Agreement, the closing (the "Closing") of this Agreement and the transactions contemplated hereunder shall take place at the offices of Shereff, Friedman, Hoffman & Goodman, LLP, New York, New York, simultaneously with the execution of this Agreement and after the satisfaction or waiver of all conditions to consummation of the transactions contemplated hereby (the day on which the Closing takes place is referred to herein as the "Closing Date").

                  (b)  At  the  Closing,   the  Sellers  shall  deliver  to  the
Purchaser,  against receipt of the shares of Purchaser Common Stock specified in
Schedule 2.1 annexed hereto, the following:


                       (1) certificates representing the Stock, duly endorsed for transfer in blank or accompanied by a stock power duly endorsed in blank by each Seller with any requisite documentary or stock transfer taxes affixed thereto;

                       (2) the certificates required by Sections 7.4 and 7.5 hereof;

                       (3) the legal opinion required by Section 7.9 hereof;

                       (4)  certificates  issued  by  appropriate   Governmental
Authorities evidencing, as of a recent date, the good standing and tax status of the Company in the State of Delaware;

                       (5) a copy of the Certificate of Incorporation and all amendments thereto of the Company, certified by the Secretary of State of the State of Delaware;

                       (6) a copy of the By-laws, including all amendments thereto, of the Company;

                       (7) the Consent of any third party required for the consummation by the Sellers of the transactions contemplated hereby;

                       (8) all books and records relating to the business of the Company which are not maintained at the offices of the Company, including without limitation, the minute books, stock books, stock ledger and corporate seals, corporate operation manuals, policy manual, bank and checking account records, checks, deposit slips and signature cards, copies of the Company's financial statements and balance sheets and copies of the Tax Returns for the Company required to be filed with all the appropriate taxing bodies for the last three (3) years;

                       (9) a copy of resolutions adopted by the Board of Directors of the Company authorizing the transactions contemplated hereby; and

                       (10) documentation evidencing consummation of the VIL Transaction.

                  (c) At the Closing, the Purchaser shall deliver to each of the Sellers the following:

                       (1) certificates representing the number of shares of Purchaser Common Stock set forth next to such Seller's name in Schedule 2.1 annexed hereto;

                       (2) the certificates required by Section 8.3 hereof;

                       (3) a copy of resolutions adopted by the Board of Directors of the Purchaser authorizing the transactions contemplated hereby, certified by the Secretary of the Purchaser;

                       (4)  certificates  issued  by  appropriate   Governmental
Authorities evidencing, as of a recent date, the good standing and tax status of the Purchaser in the State of Delaware;

                       (5) a copy of the Certificate of Incorporation, and all amendments thereto, of the Purchaser, certified by the Secretary of State of the State of Delaware;

                       (6) certificate of the Secretary of the Purchaser to the effect that there have been no amendments to the charter documents referred to in Section 2.2(c)(5) hereof since the date of the certification referred to in such subsection;

                       (7) a copy of the By-laws, including all amendments thereto, of the Purchaser, certified by the Secretary of the Purchaser; and

                       (8) the Consent of any third party required for the consummation by the Purchaser of the transactions contemplated hereby.

                  (d) Each of the parties hereto shall deliver all other documents and instruments required to be delivered by any of them at or prior to the Closing Date pursuant to this Agreement or as otherwise required herein.

3.0       Representations and Warranties of Zummo and Suozzi

                  Each of Zummo and Suozzi, severally (as to themselves) and not jointly, represents and warrants to the Purchaser as follows:

                3.1 Organization and Qualification. The Company is a corporation duly incorporated, organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation, and the Company has the requisite corporate power to own its properties and carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business, and is in good standing, in each other jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except to the extent that any such failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect. As of the date hereof, the Company has no Subsidiaries other than VIL, and at the Closing Date, will have no Subsidiaries, other than inactive corporations having no liabilities and assets of less than $1,000. Other than VIL, except as set forth on Schedule 3.1 annexed hereto, to the knowledge of Zummo and Suozzi, the Company does not control, directly or indirectly, or have any direct or indirect equity participation in, any Person. As used in this Agreement, the term "to the knowledge of Zummo and Suozzi" shall mean the actual knowledge of any of Zummo, Suozzi, W. Hardy Myers, Kathy S. Krumwiede, Paul Betz, Paul Sullivan and Victor Guadagno after due inquiry, and does not include matters as to which such persons could be deemed to have constructive knowledge.

                3.2 Capitalization. (a) The authorized, issued and outstanding capital stock of the Company are set forth on Schedule 3.2 annexed hereto. All issued and outstanding shares of the Stock are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. There are no options, warrants, subscriptions, calls or other rights, agreements or commitments obligating the Company to issue any shares of its capital stock or securities convertible into its capital stock. After the Closing, the Company will continue to be obligated to issue 10,000 shares of the common stock, $.01 par value per share, of the Purchaser owned by the Company under the terms of the Citicorp Option.

                  (b) Each of Zummo and Suozzi owns on the Closing Date the number of shares of Stock set forth next to such Seller's name on Schedule 3.2 annexed hereto, free and clear of all Liens other than Liens arising out of, under or in connection with this Agreement. At the Closing, each of Zummo and Suozzi shall convey to the Purchaser good title to the Stock, free and clear of all Liens.

                3.3 Authority Relative to this Agreement. Each of Zummo and Suozzi has all requisite power and authority to enter into this Agreement and to perform all of his obligations under this Agreement. This Agreement has been duly executed and delivered by Zummo and Suozzi, and assuming due authorization, execution and delivery by the ESOP and the Purchaser, and subject to the satisfaction of the conditions applicable to Zummo and Suozzi as set forth herein, this Agreement constitutes the valid and binding agreement of each of Zummo and Suozzi, enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium and insolvency Laws and other Laws affecting the rights of creditors' generally and except as may be limited by the availability of equitable remedies.

                3.4 Compliance. Neither the execution and delivery of this Agreement by Zummo or Suozzi, nor the consummation by Zummo or Suozzi of the transactions contemplated hereby, nor compliance by Zummo or Suozzi with any of the provisions hereof, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or cancellation of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of Zummo or Suozzi or, to the knowledge of Zummo and Suozzi, of the Company, under, any of the terms, conditions or provisions of (x) the organizational documents of the Company or
(y) any material Contracts to which the Company, Zummo or Suozzi is a party or to which any of their assets may be subject or (z) any other Contracts to which the Company, Zummo or Suozzi is a party or to which any of their assets may be subject; or (ii) violate any Judgment or Law applicable (x) to Zummo or Suozzi or any of their assets, or (y) to the knowledge of Zummo and Suozzi, to the Company or any of its assets, except for termination of the Congress Indebtedness which is contemplated to be discharged at the Closing, and except for in the case of clause (i)(z) above, such violations, conflicts, breaches, defaults, terminations, accelerations or Liens as would not, individually or in the aggregate, have a Material Adverse Effect or except as set forth on Schedule
3.4 annexed hereto.

                3.5 Consents. Other than as set forth on Schedule 3.5 annexed hereto, no filing or registration with, or Consent of, any Person is required by or with respect to Zummo, Suozzi, or, to knowledge of Zummo and Suozzi, the Company, in connection with the execution and delivery of this Agreement by Zummo and Suozzi or is necessary for the consummation by Zummo or Suozzi of the transactions contemplated by this Agreement.

                3.6 Company Financial Statements. The Company has delivered or made available to the Purchaser true and complete copies of (i) the audited balance sheets of the Company as at March 31, 1996 and 1995, and the related statements of operations and retained earnings and cash flows for the years then ended, and (ii) the unaudited balance sheet of the Company as at February 28,
1997 and the related unaudited statements of operations and retained earnings and cash flows of the Company for the 11-month period ended February 28, 1997 (collectively, the "Company Financial Statements"). To the knowledge of Zummo and Suozzi, the Company Financial Statements (including the accompanying notes), as of their respective dates, were complete and correct in all material respects and present fairly the financial condition of the Company as of such dates and the results of its operations for periods then ended, and were prepared in accordance with GAAP applied on a consistent basis during the periods indicated (except, in each case, as may be indicated therein or in the notes thereto), subject, in the case of unaudited financial statements, to the absence of footnotes and to normal year-end adjustments, and subject further to any liabilities or contingent obligations identified on a Schedule to this Agreement.

                3.7 Absence of Undisclosed Liabilities. To the knowledge of Zummo and Suozzi, except as and to the extent reflected or reserved against in the most recent financial statements contained in the Company Financial Statements and since February 28, 1997, the Company has not incurred any liabilities of any kind whatsoever, whether absolute, accrued, contingent, determined, determinable or otherwise, other than: (a) liabilities incurred in the ordinary course of business in accordance with past practice since December 31, 1996; (b) liabilities that have been repaid, discharged or otherwise extinguished; (c) liabilities under or contemplated by this Agreement, including transaction expenses; (d) liabilities of a type not required to be recorded or disclosed in accordance with GAAP; (e) other liabilities in an amount not to exceed $100,000; and (f) liabilities described on any Schedule to this Agreement.

                3.8    Absence  of  Specified  Changes.  Except  as set forth on
Schedule 3.8 annexed hereto, or with respect to the VIL Transaction, and except as would not have a Material Adverse Effect, since February 28, 1997, to the knowledge of Zummo and Suozzi, there has not been with respect to the Company any:

                  (a) transactions not in the ordinary course of business consistent with past practice, which transactions have a value individually in excess of $100,000 or in excess of $250,000 in the aggregate;

                  (b) sale or transfer of any assets or properties, except in the ordinary course of business consistent with past practice;

                  (c) damage, destruction or loss, whether or not insured, adversely affecting its properties, assets, business or prospects;

                  (d) failure to maintain in full force and effect adequate insurance coverage for destruction, damage to, or loss of any of its assets;

                  (e) change in accounting principles, methods or practices or investment practices;

                  (f) declaration, setting aside, or payment of a dividend or other distribution in respect of its capital stock, or any direct or indirect redemption, purchase or other acquisition of any shares of its capital stock;

                  (g) issuance or sale of any shares of its capital stock or of any other equity security or of any security convertible into or exchangeable for its equity securities, except as described in Section 3.2;

                  (h) amendment to its organizational documents;

                  (i) granting or filing of any material Lien against any of its shares of capital stock or any of its properties or assets, real, personal or mixed, tangible or intangible;

                  (j) sale, transfer or lease of any properties or assets (real, personal or mixed, tangible or intangible) to, or execution of any agreement with, its officers or directors;

                  (k) personal injury on any of its premises or in connection with its business that may give rise to a material claim in excess of the applicable insurance coverage;

                  (l) increase in the compensation payable to or to become payable by it to any of its officers, employees or agents, except for normal compensation adjustments to salaries or wages to its non-officers, and to its officers as required by an applicable employment agreement, in each case made in the ordinary course of business consistent with past practice; or

                  (m) agreement or understanding legally obligating it to take any of the actions described above in this Section 3.8.

                3.9 Taxes. To the knowledge of Zummo and Suozzi, since April 27, 1993, except as set forth on Schedule 3.9 annexed hereto:

                  (a) The Company has filed or obtained timely extensions to file all Tax Returns which are required to be filed prior to the date of this Agreement, and such filed returns were true, complete and correct in all material respects. The Company has paid all Taxes and other charges due or claimed to be due (whether or not requiring the filing of a return) to the extent that such Taxes are due prior to the date of this Agreement. The Tax Returns filed reflected all Taxes due and payable by the Company with respect to the periods covered thereby and not one of the Company or any Subsidiary has any liabilities for Taxes with respect to such periods.

                  (b) The Company has not obtained an extension of time within which to file any Tax Return which has not yet been filed. The Company has not received written notice from any Governmental Authority in a jurisdiction in which it does not file a Tax Return stating that it is subject to taxation by that jurisdiction.

                  (c) The amounts accrued as liabilities for Taxes on the books of the Company and reflected on financial statements included in the Company Financial Statements are adequate to satisfy all material unpaid liabilities for Taxes of the Company through the date of such financial statements. There is no agreement, waiver or other document extending, or having the effect of extending, the period for assessment or collection of any Taxes of the Company, which extension or waiver is still in effect. The Company has delivered or made available to the Purchaser correct and complete copies of all examination reports, statements or deficiencies and similar documents prepared by any Tax authority that relate to the income, operations or business of the Company with respect to any period ending on or after April 27, 1993. The Company is not a party to any tax sharing arrangement with any entity. The Company: (i) is not a member of an affiliated group filing a consolidated federal Tax Return other than the affiliated group of which the Company is the common parent; and (ii) has no liability for Taxes of any Person other than the Company under Treasury Regulation Section 1.1502-6 or any similar provision of state law, or as a transferee or successor, by contract or otherwise.


                3.10 Insurance. To the knowledge of Zummo and Suozzi, except as set forth on Schedule 3.10 annexed hereto, all insurance maintained by the Company is of such types and in such amounts and for such risks, casualties and contingencies as are customarily insured against by enterprises in operations similar to the business of the Company, as currently conducted or as proposed by the Company to be conducted. To the knowledge of Zummo and Suozzi, the Company has provided or made available a list of all material claims (including but not necessarily limited to workers' compensation, automobile and general liability and products liability) filed by or on behalf of the Company for insured losses prior to the date hereof which are pending and have not been disposed of and that are for amounts in excess of the applicable policy limits. To the knowledge of Zummo and Suozzi, the Company is not in default with respect to any material provisions or requirements of any insurance policy, nor has it failed to give any material notice or present any material claim thereunder in a due and timely fashion. To the knowledge of Zummo and Suozzi, the Company has not received any notice of cancellation or termination in respect of any of its insurance policies that currently are in force. To the knowledge of Zummo and Suozzi, no material litigation is presently pending against the Company which is being defended by any insurance carrier under reservation of rights.

                3.11 Contracts. Except: (i) with respect to contracts or agreements with the Purchaser or the Purchaser's Subsidiaries, or (ii) as set forth on Schedule 3.11 annexed hereto, to the knowledge of Zummo and Suozzi, the Company is not a party to or bound by any:

                  (a) contract or agreement involving amounts payable to the Company during any 12-month period that will aggregate $100,000 or more;

                  (b) management, consultant or employment contract under which there are amounts payable by the Company during any 12-month period that will aggregate $75,000 or more;

                  (c) contract obligating the Company to make severance or similar payments to any employee or officer of the Company upon termination of employment or to make payments to any officer or employee of the Company in excess of the officer's or employee's regular salary and reimbursement of ordinary business expenses;

                  (d) contract or agreement with any distributor, dealer or sales representative that is not cancelable without liability to the Company on a maximum of thirty (30) days notice and under which there are amounts payable by the Company during any 12-month period that will aggregate $100,000 or more;

                  (e) contract or agreement of any nature whatsoever between the Company, on the one hand, and any past or present director or officer of the Company or any of its Affiliates, on the other hand;

                  (f) contract or agreement relating to any loan, factoring or credit line;

                  (g) lease of Real  Property  other  than  those  described  on
Schedule 3.12 annexed hereto;

                  (h) lease of Tangible Property under which the Company is a lessor or lessee involving payments by or to the Company in excess of $100,000 in any 12-month period;

                  (i) purchase  commitments,  requirements or similar  contracts
(or series of related purchase commitments, requirements or similar contracts) involving amounts payable by the Company during any 12-month period that will aggregate $100,000 or more;

                  (j) outstanding guaranty, subordination or other similar type of agreement, whether or not entered into in the ordinary course of business;

                  (k) material contract concerning non-competition;

                  (l) material contract concerning confidentiality, except in the ordinary course of business;

                  (m) joint venture, partnership, cooperative arrangement or any other contract involving a sharing of profits;

                  (n)  material   contract  with  any   Governmental   Authority
(including any conciliation agreement,  consent decree or letter of commitment);
or

                  (o)  proposed   arrangement  or  contract  which  the  Company
reasonably believes to be near consummation and of a type that if entered into would be a contract described in subsections (a) through (n) above.

Accurate and complete copies of each such documents have been delivered by the Company and/or Zummo or Suozzi to the Purchaser or made available to the Purchaser at the Company's offices.

                  To the knowledge of Zummo and Suozzi, each material contract to which the Company is a party is in full force and effect and is enforceable by the Company in accordance with its terms against all other parties thereto, subject as to enforceability to bankruptcy, insolvency and similar laws affecting creditors' rights generally. To the knowledge of Zummo and Suozzi, the Company has not received any notice of a default under any such contract listed on Schedule 3.11 or Schedule 3.12 annexed hereto and, to the knowledge of Zummo and Suozzi, no event or condition has happened or presently exists which constitutes a default or, after notice or lapse of time or both, would constitute a default under any such contract listed on Schedule 3.11 annexed hereto.

                3.12 Real Property. The Company does not own any Real Property. To the knowledge of Zummo and Suozzi, Schedule 3.12 annexed hereto sets forth an accurate and complete list (including the name of the landlord, term and annual rental) of all Real Property leased or subleased by the Company. To the knowledge of Zummo and Suozzi, the Company has been in all material respects in peaceable possession of the premises covered by each Real Property lease or sublease since the commencement of the original term of such lease or sublease.


                3.13 Environmental Matters. To the knowledge of Zummo and Suozzi, except as disclosed on Schedule 3.13 annexed hereto: (i) the operations of the Company comply in all material respects with all applicable federal, state or local environmental, health and safety statutes and regulations; (ii) none of the operations of the Company is the subject of any judicial or administrative proceeding alleging the violation of any federal, state or local environmental, health or safety statute or regulation; (iii) none of the operations of the Company is the subject of a federal or state investigation evaluating whether any remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent, or other substance into the environment; (iv) the Company has not filed any notice under any federal or state law indicating past or present treatment, storage or disposal of a hazardous waste or reporting a spill or release of a hazardous or toxic waste, substance or constituent, or other substance into the environment; and (v) the Company has no contingent liability in connection with any release of any hazardous or toxic waste, substance or constituent, or other substance into the environment.

                3.14 Intellectual Property. To the knowledge of Zummo and Suozzi, Schedule 3.14 annexed hereto sets forth an accurate and complete list of all Intellectual Property. To the knowledge of Zummo and Suozzi, the Company owns, is licensed or otherwise has the right to use, all Intellectual Property used in the business of the Company, as presently conducted or as proposed by the Company to be conducted. To the knowledge of Zummo and Suozzi, the use of the Intellectual Property by the Company does not infringe upon or otherwise violate the rights of any third party in or to such Intellectual Property, and no claim has been asserted with respect thereto. To the knowledge of Zummo and Suozzi, no employee of the Company has a right to receive a royalty or similar payment, or has any other monetary rights, in respect of any item of Intellectual Property of the Company.

                3.15 Tangible Property. To the knowledge of Zummo and Suozzi, the Company owns all of the Tangible Property, free and clear of all Liens other than Permitted Liens and except as set forth on Schedule 3.15 annexed hereto.

                3.16   Employee Benefit Plans.

                  (a) To the knowledge of Zummo and Suozzi, except as disclosed on Schedule 3.16 annexed hereto, the Company does not provide, nor has an obligation to provide, or make, contributions to provide compensation or benefits of any kind or description whatsoever (whether current or deferred and whether paid in cash or in kind) to, or on behalf of, one, or more than one, current or former employees or directors of the Company or any of its current or former Affiliates or any of their dependents, other than any plans, programs or other arrangements which only provide for the payment of cash compensation currently from the general assets of the Company on a payday by payday basis as base salary or hourly wages for current services and other than policies for vacation and sick days (individually, a "Benefit Plan," and collectively, the "Benefit Plans"). To the knowledge of Zummo and Suozzi, each of the Benefit Plans is listed on Schedule 3.16 annexed hereto.

                  (b) To the knowledge of Zummo and Suozzi, except as disclosed on Schedule 3.16 annexed hereto:

                       (1) No ERISA Affiliate (other than the Company) provides, or has an obligation to provide, contributions, compensation or benefits of or under any plan, program or arrangement which is subject to Title IV of ERISA ("ERISA Affiliate Title IV Plan").

                       (2) The Company has furnished or made available to the Purchaser a true, complete and current copy of each written Benefit Plan and any amendments thereto, a summary of each other Benefit Plan, and all Internal Revenue Service, Department of Labor or Pension Benefit Guaranty Corporation rulings or determinations, annual reports, summary plan descriptions, actuarial and other financial reports and such other documentation with respect to any Benefit Plan as was reasonably requested by the Purchaser.

                       (3) No assets have been set aside in a trust or other separate account to pay directly or indirectly any benefits under any Benefit Plan or to the extent assets have been set aside, all assets are shown on the books and records of such trust or separate account at their fair market value as of the date of any report last provided with respect to such trust.

                       (4) Since April 27, 1993, each Benefit Plan and each ERISA Affiliate Title IV Plan has been established, maintained and administered in compliance in all material respects with all applicable laws. The Company has no duty or obligation to indemnify or hold any other person or entity harmless for any liability attributable to any acts or omissions by such person or entity with respect to any Benefit Plan or ERISA Affiliate Title IV Plan, other than indemnification obligations to (i) Insilco and (ii) Benefit Plan fiduciaries under the terms of the Benefit Plan documents and corporate charters, bylaws and state corporate law.

                       (5) Since April 27, 1993, the Company has not incurred any material liability for any tax or penalty with respect to any Benefit Plan, ERISA Affiliate Title IV Plan or any group health plan (as described in Section 5000 of the Code) of an ERISA Affiliate including, without limitation, any tax or penalty under ERISA or under the Code.

                       (6) Since April 27, 1993, the Company has not terminated or withdrawn from, or sought a funding waiver with respect to, any Benefit Plan which is subject to Title IV of ERISA.

                       (7) There is no proposed or actual audit or investigation by any Governmental Authority with respect to any Benefit Plan or ERISA Affiliate Title IV Plan.

                       (8) The Company has no obligation to make, or reimburse, another employer, directly or indirectly, for making, contributions to a multi employer plan as described in Title IV of ERISA.

                       (9) Section 280G of the Code shall not apply to any payments made by the Company as a result of the transactions contemplated by this Agreement, and there are no additional payments to or increase in vesting for any current or former employee or director or their dependents under any Benefit Plan which will be triggered as a result of the change in the control of the Company contemplated by this Agreement.

                3.17 Labor Matters. The Company is not a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union organization. To the knowledge of Zummo and Suozzi, there is no unfair labor practice or material labor arbitration proceeding pending or threatened against the Company. To the knowledge of Zummo and Suozzi, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Company. To the knowledge of Zummo and Suozzi, there is no material labor controversy in existence with respect to the Company's business and operations.

                3.18 Compliance with Laws. To the knowledge of Zummo and Suozzi, the Company is in compliance in all material respects with all Laws applicable to it, its business and its assets.

                3.19 Licenses and Permits. To the knowledge of Zummo and Suozzi, the Company holds all Licenses and Permits which are material to the operation of its business as currently conducted. To the knowledge of Zummo and Suozzi, all such Licenses and Permits are valid and in full force and effect and there are no pending or threatened proceedings which could result in the termination, revocation, limitation or impairment of any of such Licenses and Permits.

                3.20 Legal Proceedings. To the knowledge of Zummo and Suozzi, except as set forth on Schedule 3.20 annexed hereto, no Judgments are outstanding against the Company and there is no material litigation, claim, action, suit, proceeding, complaint, charge, Tax or other audit, investigation or arbitration (whether or not from a Governmental Authority) pending or threatened against the Company or its property or assets.

                3.21 No Brokers. Except as set forth on Schedule 3.21 annexed hereto, neither Zummo, Suozzi nor the Company has entered into any contract, arrangement or understanding with any Person or incurred any liability which could result in the obligation of any Person to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with this Agreement or the consummation of the transactions contemplated hereby.


                3.22 Investment Representations. Each of Zummo and Suozzi is acquiring the Purchaser Common Stock for his own account, for investment, and not with a view to, or for sale in connection with, the distribution thereof or of any interest therein, in violation of state or federal law. Each of Zummo and Suozzi are "accredited investors" within the meaning of Regulation D under the Securities Act and are intimately familiar with the business and operations of the Purchaser as members of the board of directors and in Mr. Zummo's case, as chief executive officer. Each of Zummo and Suozzi understands that the Purchaser Common Stock has not been registered under the Securities Act by reason of its issuance in a transaction exempt from the registration requirements of the Securities Act, that the Purchaser Common Stock has not been registered under applicable state securities laws by reason of its issuance in a transaction exempt from such registration requirements, and that the Purchaser Common Stock may not be sold or otherwise disposed of unless registered under the Securities Act and applicable state securities laws (the Purchaser being under no obligation so to register such Purchaser Common Stock except as set forth in the Registration Rights Agreement) or exempted from registration.

                3.23 Insilco Obligations. To the knowledge of Zummo and Suozzi, there is no litigation or claim for indemnification by the Company pending or threatened in connection with the Insilco Purchase Agreement.

4.0      Representations and Warranties of the Trustee.

         The Trustee represents and warrants to the Purchaser as follows:

                4.1 Status. The Trust is a duly established and existing trust under the laws of the State of California. Accurate and complete copies of the organizational documents of the ESOP have been delivered by the Trustee to the Purchaser or made available to the Purchaser at the Company's offices.

                4.2 Authority Relative to this Agreement. The Trustee's execution and delivery of, and the performance by the Trustee of the Trustee's and the Trust's obligations under, this Agreement have been duly authorized by the Plan Administrator. Assuming due authorization, execution and delivery by Zummo, Suozzi and the Purchaser, and subject to the satisfaction of the conditions applicable to the ESOP as set forth herein, this Agreement constitutes the valid and binding agreement of the ESOP, the Trust and the Trustee, enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium and insolvency Laws and other Laws affecting the rights of creditors' generally and except as may be limited by the availability of equitable remedies.

                4.3    Compliance.  Neither the  execution  and delivery of this
Agreement by the Trustee, nor the consummation by the ESOP of the transactions contemplated hereby, nor compliance by the ESOP with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or cancellation of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the ESOP under, any of the terms, conditions or provisions of any Contracts to which the ESOP is a party or to which its assets may be subject; or (ii) violate any Judgment or Law applicable to the ESOP or any of its assets, except, in the case of each of clauses (i) and (ii) above, such violations, conflicts, breaches, defaults, terminations, accelerations or Liens as would not, individually or in the aggregate, have a Material Adverse Effect.

                4.4 Ownership of the Stock. The ESOP owns on the Closing Date the number of shares of Stock set forth next to the ESOP's name on Schedule 3.2 annexed hereto, free and clear of all Liens other than Liens arising out of, under or in connection with this Agreement. At the Closing, the ESOP shall convey to the Purchaser good title to the Stock, free and clear of all Liens.

                4.5 Consents. Other than as set forth on Schedule 4.5 annexed hereto, no filing or registration with, or Consent of, any Person is required by or with respect to the ESOP or the Trustee in connection with the execution and delivery of this Agreement by the Trustee or is necessary for the consummation by the ESOP of the transactions contemplated by this Agreement.

                4.6 Compliance with Laws. The ESOP is in compliance in all respects with all Laws applicable to it, its business and its assets.

                4.7 Legal Proceedings. Except as set forth on Schedule 4.7 annexed hereto, no Judgments are outstanding against the ESOP and there is no material litigation, claim, action, suit, proceeding, complaint, charge, Tax or other audit, investigation or arbitration (whether or not from a Governmental Authority) pending or, to the knowledge of the Trustee, threatened against the ESOP or its property or assets.

                4.8 Investment Representations. The ESOP is acquiring the Purchaser Common Stock for its own account, for investment, and not with a view to, or for sale in connection with, the distribution thereof or of any interest therein, in violation of state or federal law. The Trustee understands that the Purchaser Common Stock has not been registered under the Securities Act by reason of its issuance in a transaction exempt from the registration requirements of the Securities Act, that the Purchaser Common Stock has not been registered under applicable state securities laws by reason of its issuance in a transaction exempt from such registration requirements, and that the Purchaser Common Stock may not be sold or otherwise disposed of unless registered under the Securities Act and applicable state securities laws (the Purchaser being under no obligation so to register such Purchaser Common Stock except as set forth in the Registration Rights Agreement) or exempted from registration.

                4.9     Acknowledgment as to Information.

                       (a) The ESOP and its representatives have received from the Purchaser such information including the Schedules and Exhibits to this Agreement and such documents referred to herein and therein as they have requested, with respect to the Purchaser as the ESOP has deemed necessary and relevant in connection with the transactions contemplated hereby, and the ESOP has had the opportunity, directly or through such representatives, to ask questions of and receive answers from persons acting on behalf of the Purchaser necessary to verify the information so obtained.

                       (b) The Trustee is an executive officer, and until February 11, 1997 was a director, of the Purchaser, and in such capacity, has received and is intimately familiar with (i) the financial statements of the Purchaser, including proforma financial statements which give effect to the transactions contemplated hereby and (ii) any and all reports and documents required to be filed by the Purchaser under sections 13(a), 14(a), 14(c) or 15(d) of the Exchange Act since the Purchaser's initial public offering.

                4.10 Experience of Trustee. The Trustee is an "accredited investor" within the meaning of Regulation D under the Securities Act and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Purchaser Common Stock.

                4.11 No Brokers. Except as set forth on Schedule 4.11 annexed hereto, the ESOP has not entered into any contract, arrangement or understanding with any Person or incurred any liability which could result in the obligation of any Person to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with this Agreement or the consummation of the transactions contemplated hereby.

5.       Representations and Warranties of the Purchaser.

The Purchaser represents and warrants to Zummo, Suozzi and the ESOP as follows:

                5.1 Organization and Qualification. Each of the Purchaser and its Subsidiaries is a corporation duly incorporated, organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation, and each of the Purchaser and its Subsidiaries has the requisite corporate power to own its properties and carry on its business as now being conducted. Each of the Purchaser and its Subsidiaries is duly qualified as a foreign corporation to do business, and is in good standing, in each other jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except to the extent that any such failure so to qualify would not, individually or in the aggregate, have a Material Adverse Effect.

                5.2 Capitalization. The authorized capital stock of the Purchaser consists of (i) 10,000,000 shares of Purchaser Common Stock, $.01 par value, and (ii) 2,000,000 shares of preferred stock, $.10 par value. As of the date hereof, 5,025,383 shares of Purchaser Common Stock and no shares of preferred stock of the Purchaser are issued and outstanding. As of the date hereof, 550,000 shares of Purchaser Common Stock are reserved for issuance upon exercise of outstanding stock options and 104,400 shares of Purchaser Common Stock are reserved for issuance upon exercise of outstanding warrants. Except as set forth in the prior sentence, there are no options, calls, subscriptions, warrants or other rights, agreements or commitments obligating the Purchaser to issue any shares of its capital stock or securities convertible into its capital stock. All outstanding shares of Purchaser Common Stock are validly issued, fully paid and nonassessable and such shares are not subject to preemptive rights. All of the shares of Purchaser Common Stock issuable hereunder, when issued, will be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. All the outstanding capital stock of each of the Subsidiaries of the Purchaser is duly authorized, validly issued, fully paid and non-assessable and is owned by the Purchaser, free and clear of any Lien and not subject to preemptive rights. Except as disclosed in filings of the Purchaser with the Securities and Exchange Commission, there are no existing options, warrants, calls or other rights, agreements or commitments of any character relating to the issued or unissued capital stock or other securities of any Subsidiary of the Purchaser.

                5.3 Authority Relative to this Agreement. The Purchaser has all requisite corporate power and authority to enter into this Agreement and to perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and, subject to the satisfaction of the conditions applicable to it as set forth herein and assuming due authorization, execution and delivery by Zummo, Suozzi and the ESOP, this Agreement constitutes the valid and binding agreement of the Purchaser, enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium and insolvency Laws and other Laws affecting the rights of creditors' generally and except as may be limited by the availability of equitable remedies.

                5.4 Compliance. Neither the execution and delivery of this Agreement by the Purchaser, the consummation by the Purchaser of the transactions contemplated hereby, nor compliance by the Purchaser with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or cancellation of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Purchaser or any of its Subsidiaries under, any of the terms, conditions or provisions of (x) the organizational documents of the Purchaser or any of its Subsidiaries, or (y) any contracts to which the Purchaser or any of its Subsidiaries is a party or to which the Purchaser or any of its Subsidiaries or their respective assets may be subject; or (ii) violate any Judgment or Law applicable to the Purchaser or any of its Subsidiaries or their respective assets, except for, in the case of each of clauses (i)(y) and (ii) above, such violations, conflicts, breaches, defaults, terminations, accelerations or Liens as are set forth on Schedule 5.4 annexed hereto or as would not, individually or in the aggregate, have a Material Adverse Effect.

                5.5 Consents. Other than as set forth on Schedule 5.5 annexed hereto, no material filing with, or Consent of, any Person is required by or with respect to the Purchaser or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Purchaser or is necessary for the consummation by the Purchaser of the transactions contemplated by this Agreement.

                5.6 No Brokers. Except for Friedman, Billings, Ramsey & Co. (the "Financial Advisor"), none of the Purchaser or its Subsidiaries has entered into any Contract, arrangement or understanding with any Person which could result in the obligation of any Person to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with this Agreement or consummation of the transactions contemplated hereby.

                5.7    Fairness.  The Board of  Directors of the  Purchaser  has
received  an  opinion  of  the   Financial   Advisor  to  the  effect  that  the
consideration to be received by the Purchaser hereunder is fair to the stockholders of the Purchaser (other than the Company) from a financial point of view.

6.       Covenants and Other Agreements.

         The parties hereto covenant and agree as follows:

                6.1 Consents. Zummo and Suozzi shall use reasonable diligence to cause the Company to give any notices, make any filings, and obtain any Consents set forth on Schedule 3.5 annexed hereto. The Purchaser shall use reasonable diligence to give any notices, make any filings and obtain any Consents set forth on Schedule 5.5 annexed hereto.

                6.2 Director and Officer Indemnification. It is understood and agreed that the Purchaser shall cause the Company to indemnify and hold harmless each present and former director and officer of the Company, and any present and former trustees and fiduciaries of any Benefit Plan or any other plan for the benefit of the employees of the Company against all losses, claims, damages or liabilities arising out of actions or omissions occurring at or prior to the Closing Date, whether or not with respect to the transactions contemplated by this Agreement, to the same extent as such Person is currently indemnified under the Company's Certificate of Incorporation or By-laws in effect on the date hereof.

                6.3 Additional Agreements. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, and to cooperate with each other in connection with the foregoing.

7.     Conditions Precedent to the Purchaser's Obligations.

                  The obligations of the Purchaser are subject to the satisfaction, at or before the Closing, of the conditions set forth below. The benefit of these conditions is for the Purchaser only and may be waived in writing by the Purchaser at any time in its sole discretion.

                7.1 Accuracy of Zummo's and Suozzi's Representations and Warranties. The representations and warranties of Zummo and Suozzi set forth herein shall be true and correct as of the date hereof, except where the failure of any such representation or warranty to be true and correct does not have a Material Adverse Effect. Any matter which would otherwise constitute a breach of a representation or warranty by Zummo or Suozzi hereunder shall not be deemed to be such a breach if the Purchaser has consented to the same in writing.


                7.2 Accuracy of the ESOP's Representations and Warranties. The representations and warranties of the ESOP set forth herein shall be true and correct as of the date hereof, except where the failure of any such representation or warranty to be true and correct does not have a Material
Adverse Effect. Any matter which would otherwise constitute a breach of a representation or warranty by the ESOP hereunder shall not be deemed to be such a breach if the Purchaser has consented to the same in writing.

                7.3 Performance by Zummo and Suozzi. Zummo and Suozzi shall have performed, satisfied and complied in all material respects with all covenants, agreements, and conditions required to be performed by them.

                7.4 Deliveries by the ESOP at Closing. At the Closing, in accordance with Section 2.2(b)(2) hereof, the ESOP shall have delivered to the Purchaser a certificate to the effect that the conditions specified in Section
7.2 have been satisfied.

                7.5 Deliveries by Zummo and Suozzi at Closing. At the Closing, in accordance with Section 2.2(b)(2) hereof, each of Zummo and Suozzi shall have delivered to the Purchaser certificates to the effect that the conditions specified in Sections 7.1, 7.3, 7.6, 7.8 and 7.10 have been satisfied.

                7.6 Consents of Zummo and Suozzi. Zummo and Suozzi shall have obtained and delivered to the Purchaser all Consents set forth in Schedule 3.5 annexed hereto.

                7.7 Consents of the ESOP. The ESOP shall have obtained and delivered to the Purchaser all Consents set forth in Schedule 4.5 annexed hereto.

                7.8 Changes in the Business. There shall have occurred no event relative to the business of the Company which would, individually or in the aggregate, have a Material Adverse Effect.

                7.9 Opinion of the Sellers' Counsel. The Purchaser shall have received the opinion, dated the Closing Date, of Shereff, Friedman, Hoffman & Goodman LLP, counsel to the Company and Zummo, substantially in the form annexed hereto as Exhibit A-1. The Purchaser shall have received the opinion, dated the Closing Date, of Jeffer, Mangel, Butler & Marmaro LLP, counsel to the ESOP, substantially in the form annexed hereto as Exhibit A-2.

                7.10 Absence of Litigation. There shall not be pending before any Governmental Authority any action, suit or proceeding which, is reasonably likely to (i) make the purchase by the Purchaser of the Stock, or the purchase by the Sellers of the Purchaser Common Stock, illegal or (ii) would impose limitations on the ability of the Purchaser to effectively exercise full rights of ownership of the Stock or business of the Company as a result of the transactions contemplated hereby.

                7.11 Proceedings and Documents. All legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be in form and substance reasonably satisfactory to the Purchaser and its counsel, and the Purchaser shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions as the Purchaser shall reasonably request.

                7.12 Sale of VIL. Zummo and/or Suozzi shall deliver to the Purchaser documentation evidencing the VIL Transaction.

                7.13 Pledge Agreement. Zummo shall have executed and delivered the Pledge Agreement, substantially in the form attached hereto as Exhibit B.

                7.14 Resignations. The Sellers shall deliver to the Purchaser resignations of any directors and officers of the Company requested by the Purchaser, effective as of the Closing Date.

                7.15   Tax-Free  Transaction.  The Purchaser shall have received
an opinion of Price Waterhouse, LLP, reasonably satisfactory to it, that the transactions contemplated by this Agreement constitute a tax-free "reorganization" within the meaning of Section 368 of the Code.

8.       Conditions Precedent to the Sellers' Obligations.

The obligations of the Sellers are subject to the satisfaction, at or before the Closing, of the conditions set forth below. The benefit of these conditions is for the Sellers only and may be waived by the Sellers in writing at any time in their sole discretion.

                8.1 Accuracy of the Purchaser's Representations and Warranties. The representations and warranties of the Purchaser set forth herein shall be true and correct as of the date hereof, except, in either case, where the failure of any such representation or warranty to be true and correct does not have a Material Adverse Effect. Any matter which would otherwise constitute a breach of a representation or warranty by the Purchaser hereunder shall not be deemed to be such a breach if the Sellers have consented to the same in writing.

                8.2 Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required to be performed by it.

                8.3 Deliveries by the Purchaser at Closing. At the Closing, in accordance with Section 2.2(c)(2), the Purchaser shall have delivered to the Sellers certificates to the effect that the conditions specified in Sections 8.1, 8.2, 8.4, 8.6, 8.7, and 8.9 have been satisfied.

                8.4 Consents. The Purchaser shall have obtained and delivered to the Sellers all Consents set forth in Schedule 5.5 annexed hereto.

                8.5 Opinion Regarding Adequacy of Consideration to ESOP. The ESOP shall have received an opinion from its financial advisor that the consideration to be received by the ESOP hereunder constitutes "adequate consideration" within the meaning of ERISA.

                8.6 Changes in the Business. There shall have occurred no event relative to the business of the Purchaser which would, individually or in the aggregate, have a Material Adverse Effect.

                8.7 Absence of Litigation. There shall not be pending before any Governmental Authority any action, suit or proceeding which is reasonably likely to (i) make the purchase by the Purchaser of the Stock, or the purchase by the Sellers of the Purchaser Common Stock, illegal or (ii) would impose limitations on the ability of the Purchaser to effectively exercise full rights of ownership of the Stock or business of Company as a result of the transactions contemplated hereby.

                8.8 Proceedings and Documents. All legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be in form and substance reasonably satisfactory to the Sellers and their counsel, and the Sellers shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions as the Sellers shall reasonably request.

                8.9 Intercompany Notes. VIL shall have received the assumption by the Purchaser of the five year Intercompany Note in the principal amount of $2,000,000 in the form of Exhibit C annexed hereto, together with a wire transfer in the amount of $800,000 U.S. in satisfaction of the Intercompany Note in the principal amount of $800,000.

                8.10 Registration Rights Agreement. The Purchaser shall have executed and delivered the Registration Rights Agreement, substantially in the form attached hereto as Exhibit D.

                8.11 Insilco Obligations. The Sellers shall have received documentation evidencing (i) the assumption by the Purchaser of the indemnity obligations of the Company to Insilco under the Stock Purchase Agreement dated as of April 27, 1993 (the "Insilco Purchase Agreement") by and among Insilco, Zummo and RAZ Acquisition Corporation, and (ii) the consent by Insilco to such assumption and the transactions contemplated hereby.

                8.12   Tax-Free Transaction.  The Sellers shall have received an
opinion of Price  Waterhouse  LLP,  reasonably  satisfactory  to them,  that the transactions contemplated by this Agreement constitute a tax-free "reorganization" within the meaning of Section 368 of the Code.

9.       Survival of Representations and Warranties; Indemnification.

                9.1   Survival of Representations and Warranties.

                  All representations and warranties contained in this Agreement (other than in Section 3.2) or in any other document provided to any party hereto in connection with the transactions contemplated hereby shall terminate on the later to occur of (a) June 30, 1998 or (b) the date the Purchaser's accountants have completed their audit of the Purchaser's consolidated financial statements for fiscal year ending March 31, 1998, and shall thereafter be of no further force or effect.

                9.2   Indemnification.

                    (a) Agreement to Indemnify.

                         (i) From and after the Closing Date,  each of Zummo and
Suozzi hereby severally covenant and agree to indemnify, on a pro rata basis, up to the limits set forth in Section 9.2(b)(ii), the Purchaser and its successors and assigns and hold them harmless from and against any and all losses, claims, liabilities, obligations, fines, penalties, damages and expenses, including reasonable attorneys fees (collectively, "Losses") incurred by any of them resulting from or arising out of any breach of any of the representations or warranties made by Zummo or Suozzi in this Agreement. For purposes of this
Section 9.2(a), such representations and warranties shall be considered as though made without any "material" or "Material Adverse Effect" qualification, notwithstanding the presence thereof. The pro rata indemnification by Zummo and Suozzi referred to above shall be made in proportion to their relative ownership of the Company (i.e., Zummo shall be responsible for 77.78% of the indemnification obligations and Suozzi shall be responsible for 22.22% of the indemnification obligations); provided, however, that Zummo and Suozzi shall each be solely responsible, up to the limits set forth above, for the breach of a representation or warranty contained in Article 3 hereof to the extent that such breach relates solely to Zummo or Suozzi, as the case may be.

                         (ii) From and after the Closing  Date,  the ESOP hereby
covenants and agrees to indemnify, up to the limit set forth in Section 9.2(b)(ii), the Purchaser and its successors and assigns and to hold them harmless from and against any Losses incurred by any of them resulting from or arising out of any breach by the Trustee of the representations or warranties made by the Trustee in Section 4.4.

                         (iii) From and after the Closing  Date,  the  Purchaser
hereby covenants and agrees to indemnify, up to the limits set forth in Section 9.2(b)(iii), each of Zummo, Suozzi and the ESOP and each of their respective successors, assigns, heirs and personal representatives and to hold them harmless from and against any Losses incurred by any of them resulting from or arising out of (x) any breach by the Purchaser of any of the representations or warranties made by the Purchaser in this Agreement and (y) any liability or obligation of the Company to Insilco which is assumed by the Purchaser as contemplated by Section 8.11 of this Agreement.

                  (b) Limitation on Indemnity.

                       (i) No breach of any individual representation or warranty (other than in Section 3.2) shall be deemed to have occurred within the meaning of Section 9.2(a)(i) or (iii) unless and until the dollar amount of all Losses resulting from such breach exceeds one hundred thousand dollars ($100,000). No claim for indemnification (except as a result of a breach of any representation or warranty contained in Section 3.2) may be brought under
Section 9.2(a)(i) or (iii)(x) unless the claims sought to be indemnified exceed $500,000 in the aggregate, and then the claim for indemnification may be brought only for the amount of such Losses above $500,000.

                       (ii) The maximum indemnification obligations of Zummo and Suozzi under Section 9.2(a)(i) shall be $1,555,600 and $444,400, respectively. The indemnification obligation of Zummo under Section 9.2 shall be secured by a pledge of all of the capital stock of VIL owned by Zummo pursuant to the Pledge Agreement. The Purchaser and its successors and assigns agree not to seek to enforce such indemnity obligations with respect to any claim against Zummo personally for a period of 90 days after such claim can first be asserted, during which time the Purchaser or its successors or assigns, as the case may be, shall take reasonable steps to satisfy such claim through exercise of remedies available under the Pledge Agreement. If, after such 90 day period has elapsed, the Purchaser or its successors or assigns, as the case may be, has been unable to satisfy its claim in spite of such efforts, it may enforce the claim personally against Zummo. The maximum indemnification obligations of the ESOP under Section 9.2(a)(ii) shall be $100,000.

                       (iii) The maximum indemnification obligations of the Purchaser under Section 9.2(a)(iii) shall be $2,000,000. To the extent that a claim for indemnification is brought by more than one stockholder of the Company, indemnification payments by the Purchaser to such stockholders shall be in proportion to their current ownership interests in the Company (i.e., 74.18% for Zummo; 21.19% for Suozzi and 4.63% for the ESOP).

                  (c) Indemnification Procedure.

                       (i) An indemnified party shall provide written notice to each indemnifying party of any claim of such indemnified party for indemnification under this Agreement promptly after the date on which such indemnified party has actual knowledge of the existence of such claim. Such notice shall specify the nature of such claim in reasonable detail and the indemnifying parties shall be given reasonable access to any documents or properties within the control of the indemnified party as may be useful in the investigation of the basis for such claim. The failure to so notify the indemnifying parties shall not constitute a waiver of such claim but an indemnified party shall not be entitled to receive any indemnification with respect to any Losses that occurred directly as a result of the failure of such indemnified party to give such notice.


                       (ii) In the event any indemnified party seeks indemnification hereunder based upon a claim asserted by a third party, the indemnifying parties shall have the right (without prejudice to the right of any indemnified party to participate at its expense through counsel of its own choosing) to defend or prosecute such claim at its expense and through counsel of its own choosing if it gives written notice of its intention to do so no later than twenty (20) days following notice thereof by an indemnified party or such shorter time period as required so that the interests of the indemnified party would not be materially prejudiced as a result of its failure to have received such notice; provided, however, that, if the indemnified party shall have reasonably concluded that separate counsel is required because a conflict of interest would otherwise exist, the indemnified party shall have the right to select separate counsel (but not more than one law firm together with local counsel, if necessary) to participate in the defense of such action on its behalf, at the expense of the indemnifying party. If the indemnifying party does not so choose to defend or prosecute any such claim asserted by a third party for which any indemnified party would be entitled to indemnification hereunder, then the indemnified party shall be entitled to recover from the indemnifying party (subject to the limitations set forth in Section 9.2(b)), all of the reasonable attorney's fees and other costs and expenses of litigation of any nature whatsoever incurred in the defense of such claim. Notwithstanding the assumption of the defense of any claim by an indemnifying party pursuant to this paragraph, the indemnified party shall have the right to approve the terms of any settlement of a claim (which approval shall not be unreasonably delayed or withheld).

                       (iii) The indemnifying party and the indemnified party shall cooperate in furnishing evidence and testimony and in any other manner which the other may reasonably request, and shall in all other respects have an obligation of good faith dealing, one to the other, so as not to unreasonably expose the other to undue risk of loss.

10.      Miscellaneous.

                10.1 Publicity. The parties shall agree with each other as to timing and content prior to issuing any announcement, press release, public statement or other information to the press or any third party with respect to this Agreement or the transactions contemplated hereby; provided, however, that nothing herein shall prohibit any party to this Agreement from making any public disclosure regarding this Agreement and the transactions contemplated hereby if, in the opinion of counsel to such party, such disclosure is required by Law or by valid judicial process.

                10.2 Headings. Section headings contained in this Agreement are included for convenience only and shall not affect the interpretation of any provisions of this Agreement.

                10.3 Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing (including facsimile or similar writing) and shall be deemed to have been duly given (i) on the date of service if personally served or on the date after transmission if sent via overnight mail, (ii) on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid or (iii) on the date sent if sent by facsimile, to the parties at the following addresses or facsimile numbers with a copy sent by mail as aforesaid on the same date (or at such other address or facsimile number for a party as shall be specified by like notice):

If to Zummo, to:

Robert A. Zummo
9963 N. 79th Place
Scottsdale, Arizona 85258
Fax No.: (602) 483-3468

with a copy to:

Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, New York  10022
Attention: Richard A. Goldberg, Esq.
Fax No.: (212) 758-9526

If to Suozzi, to:

Francis X. Suozzi
112 Brown Avenue
Spring Lake, NJ  07662

If to the ESOP, to:

Valentec International Corporation Employee Stock Ownership Plan
3190 Pullman Street
Costa Mesa, California  92626
Attention: Robert J. Torok
Fax No.: (714) 662-7649

with a copy to:

Jeffer Mangel Butler & Marmaro LLP
2121 Avenue of the Stars
Los Angeles, CA  90067
Attention: Robin Schachter, Esq.
Fax No.:  (310) 203-0567

If to the Purchaser, to:

Safety Components International, Inc.
3190 Pullman Street
Costa Mesa, California  92626
Attention: Robert J. Torok
Fax No.: (714) 662-7649
with a copy to:

Skadden Arps Slate Meagher & Flom LLP
919 Third Avenue
New York, New York  10022
Attention:  Thomas H. Kennedy, Esq.
Fax No.: (212) 735-2000

                10.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. None of the parties hereto shall assign any rights or delegate any duties hereunder without the prior written consent of the other parties hereto, and any assignment made without such consent shall be void and constitute a default hereunder.

                10.5 Governing Law. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

                10.6 Entire Agreement. This Agreement, including the Exhibits and Schedules, sets forth the entire understanding and agreement of the parties with respect to their subject matter and supersedes any and all prior understandings, negotiations or agreements among the parties hereto, both written and oral, with respect to such subject matter.

                10.7     Counterparts.   This   Agreement  may  be  executed  in
counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement.

                10.8 Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, in whole or in part, the validity of the remaining provisions shall not be affected and the remaining portion of any provision held to be invalid, illegal or unenforceable shall in no way be affected, prejudiced or disturbed thereby.

                10.9 No Prejudice. This Agreement has been jointly prepared and negotiated by the parties hereto and the terms hereof shall not be construed in favor of or against any party on account of its participation in such preparation.

                10.10 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

                10.11 Amendment and Modification. This Agreement may be amended or modified only by written agreement executed by all parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.




-------------------------
Robert A. Zummo




-------------------------
Francis X. Suozzi



VALENTEC INTERNATIONAL CORPORATION
   EMPLOYEE STOCK OWNERSHIP PLAN


By:
     -----------------------
     Name: W. Hardy Myers
     Title:   Trustee


SAFETY COMPONENTS INTERNATIONAL, INC.


By:
     -------------------------
     Name:  Jeffrey J. Kaplan
     Title:    Executive Vice President
                   and Chief Financial Officer